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                                                                    EXHIBIT 23.1

     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 23, 2000 included in Equifax Inc.'s Annual Report on Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this Registration Statement.


                                                /s/ Arthur Andersen LLP
                                                -----------------------
                                                Arthur Andersen LLP


     Atlanta, Georgia
     February 1, 2001